Appendix K

                       STOCK APPRECIATION RIGHTS AGREEMENT


      This Agreement made and entered into on the 26th day of April, 1996, by and between AMERICAN INDUSTRIAL LOAN ASSOCIATION (the "Corporation"), a Virginia corporation, and JEAN SCHWINDT ("Schwindt").

                                    RECITALS

      1. Schwindt, who is a Director of the Corporation, has provided consulting services in addition to her services as Director, which consulting services have resulted in substantial benefit to the Corporation.

      2. The Corporation desires to provide to Schwindt Stock Appreciation Rights for the exceptional services rendered by Schwindt.


                                       I
                       GRANT OF STOCK APPRECIATION RIGHTS

      The Corporation grants to Schwindt, on the terms and conditions stated below, Stock Appreciation Rights covering two thousand (2,000) shares of common stock of the Corporation (subject to adjustment as provided in Article III of this Agreement). Except as otherwise provided in Article III of this Agreement, a Stock Appreciation Right is a right to receive One Hundred percent (100%) of the excess of the fair market value of a share of common stock on the date on which an appreciation right is exercised over the fair market value on the date of this Agreement. That amount is referred to herein as the "Spread." The fair market value as of the date of this Agreement is $21.00 per share.

                                       II
                                FAIR MARKET VALUE

      For the purpose of this Agreement, the fair market value of a share of common stock on any date subsequent to the date of this Agreement, shall be the mean of the closing bid and asked price of the common stock in the over-the-counter market on such subsequent date, as reported by NASDAQ, or the Bulletin Board, or if no report is available on that date, the next preceding date for which a report is available. If the common stock is subsequently listed on a stock exchange or exchanges, fair market value thereafter shall be the highest closing price on any exchange for that date, or, if that date is not a trading date, the trading date next preceding that date.

                                       III
                          SHARES AFFECTED; ADJUSTMENTS

      The number of shares of common stock covered by the Stock Appreciation Rights awarded by this Agreement shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of common stock which causes the number of shares of common stock covered by this Agreement to be so adjusted.

      If this Corporation shall be the surviving corporation in any merger or consolidation, the Stock Appreciation Rights granted under this Agreement (to the extent that they are still outstanding) shall pertain to and apply to the securities to which a holder of the same number of shares of common stock would have been entitled. A dissolution or liquidation of this Corporation or a merger or consolidation in which this Corporation is not the surviving corporation, shall cause the stock Appreciation Rights granted under this Agreement to terminate, unless the agreement of merger or consolidation shall otherwise provide, provided that Schwindt shall in that event have the right immediately prior to a dissolution, liquidation, merger, or consolidation in which this Corporation is not the surviving corporation, to exercise the Stock Appreciation Rights granted under this Agreement without regard to any limitations on exercisability.

      The grant of Stock Appreciation Rights under this Agreement shall not affect in any way the right or power of this Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, or dissolve, or to liquidate, sell, or transfer all or any part of its business or assets.

                                       IV
                           EXERCISE OF RIGHTS GRANTED

      Subject to the terms of this Agreement a Stock Appreciation Right may be exercised by written notice to the Corporation at any time within a period of three (3) years from the date of this Agreement. Partial exercises of the Stock Appreciation Rights granted under this Agreement shall be permitted subject to the right of the Board of Directors to reasonably limit the number of partial exercises and the minimum amount of any partial exercises.

                                        V
                          PAYMENT ON EXERCISE OF RIGHTS

      On the exercise of a Stock Appreciation Right, this Corporation shall deliver an amount equivalent to the spread in cash.

                                       VI
                      EXERCISE OF RIGHTS; DESCENT ON DEATH

      The Stock Appreciation Rights granted under this Agreement shall be exercisable during Schwindt's lifetime only by Schwindt. The rights shall be nontransferable by Schwindt otherwise than by will or the laws of descent and distribution.

                                       VII
                           METHOD OF EXERCISING RIGHTS

      The Stock Appreciation Rights under this Agreement may be exercised by the person then entitled to do so to the extent that the right to exercise has then accrued by giving written notice of exercise to the Corporation.


                                      VIII
                      RIGHTS AND PRIVILEGES AS STOCKHOLDER

      Neither Schwindt nor any person claiming under or through Schwindt shall be or have any of the rights or privileges of a shareholder of the corporation in respect of any of the Stock Appreciation Rights granted under this Agreement.

                                       IX
                                     NOTICE

      Any notice to be given to the Corporation under the terms of this Agreement shall be addressed to the Corporation, in care of its President, at American Industrial Loan Association, 3420 Holland Road, Suite 107, Virginia Beach, Virginia 23452, or at such other address as the Corporation may designate in writing. Any notice to be given to Schwindt shall be addressed to Schwindt at the address set forth beneath her signature below, or at any other address as Schwindt may designate in writing. Notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as stated above, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States Government.

                                        X
                  TRANSFERABILITY OF STOCK APPRECIATION RIGHTS

      Except as otherwise provided in this Agreement, the rights and privileges conferred by this Agreement shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, or similar process. Any attempt to transfer, assign, pledge, or otherwise dispose of the rights and privileges, contrary to the provisions of this Agreement, or on attempted sale under any execution, attachment, or similar process on the rights and privileges, the rights and privileges shall immediately become null and void.

                                       XI
                    TERMINATION OF STOCK APPRECIATION RIGHTS

      Each Stock Appreciation Right and all rights and obligations thereunder shall terminate and may no longer be exercised after the 24th day of April, 1999.

                                       XII
                           BINDING EFFECT OF AGREEMENT

      Subject to the limitations on transferability stated above, this Agreement
shall  be   binding  on  and  inure  to  the   benefit   of  the  heirs,   legal
representatives, successors, and assignors of the parties.

                                      XIII
                     PAYMENT OF TAXES ON EXERCISE OF RIGHTS

      Whenever shares of common stock are to be issued in satisfaction or payment of the rights conferred by this Agreement, the Corporation shall have the right to require the grantee to remit the Corporation an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for the shares. Whenever payments are to be made in cash, the payments shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                                       XIV
                    LIMITATION ON OBLIGATIONS OF THE COMPANY

      All obligations of the Corporation arising under or as a result of this Plan or options granted hereunder shall constitute the general unsecured obligations of the Corporation, any member thereof, the committee, any member thereof, any officer of the Corporation, or any other person or any Subsidiary, and none of the foregoing, except the Corporation, shall be liable for any debt, obligation, cost or expense hereunder.

                                       XV
                                  SEVERABILITY

      If any provision of this Agreement is applied to any person or to any circumstance shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way affect any other provision hereof, the application of any such provision in any other circumstances, or the validity or enforceability hereof.

                                       XVI
                                  CONSTRUCTION

      Where the context or construction requires, all words applied in the plural herein shall be deemed to have been used in the singular and vice versa, and the masculine gender shall include the feminine and the neuter and vice versa.

                                      XVII
                                    HEADINGS

      The headings of the several paragraphs herein are inserted solely for convenience of reference and are not intended to form a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

                                      XVIII
                                   SUCCESSORS

      This Plan shall be binding upon the respective successors, assigns, heirs, executors, administrators, guardians and personal representatives of the Company and Optionee.

                                       XX
                                  GOVERNING LAW

      The provisions of this Plan shall be construed in accordance with the Laws of the State of Virginia.

      IN WITNESS WHEREOF, the parties have attached their signatures as follows:


                                      AMERICAN INDUSTRIAL LOAN ASSOCIATION
                                      3420 Holland Road, Suite 107
                                      Virginia Beach, Virginia 23452


                                      By: /s/ Allen D. Wykle, President
                                          -----------------------------

                                      /s/ Jean Schwindt
                                      ---------------------------------
                                      Jean Schwindt